UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2012

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 5, 2012, representatives of Orexigen Therapeutics, Inc. (the “Company” or “Orexigen”) will be conducting meetings with investors, analysts and others. During these meetings, the Company will present the slides attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Beginning on September 5, 2012, representatives of Orexigen Therapeutics, Inc. (the “Company” or “Orexigen”) will be attending meetings with investors, analysts and others and will be presenting at NewsMakers in the Biotech Industry Conference in New York City on September 7th, Rodman & Renshaw Annual Global Investment Conference in New York City on September 1oth, Morgan Stanley Global Healthcare Conference in New York City on September 12th and Bank of America Merrill Lynch Global Healthcare Conference in London on September 13th. During these meetings and the presentations, the Company will present the slides attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. A replay of the presentations will be available on Orexigen’s website at www.orexigen.com for approximately 14 days following the presentation.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Item 8.01 Other Events.

On September 5, 2012, Orexigen announced an update to the projected timeframe for completion of enrollment of patients in the Light Study, a long-term research study of Contrave® (naltrexone SR/bupropion SR). Enrollment into the Light Study has continued without abatement at a rate faster than originally expected, with more than 4,500 patients enrolled as of August 31, 2012. Orexigen now expects to close enrollment to new patients in the fourth quarter of 2012.

As a result of the successful acceleration of enrollment, some expenses associated with the Light Study will shift from 2013 into 2012. Accelerating enrollment does not result in a change to the Company’s guidance that current cash, cash equivalents and marketable securities will last through the anticipated timing of the resubmission of the Contrave NDA.

The Light Study is designed to assess the cardiovascular health outcomes of Contrave consistent with a Special Protocol Assessment (“SPA”) secured by Orexigen from the U.S. Food and Drug Administration (the “FDA”). The Light Study is a randomized, double-blind, placebo-controlled cardiovascular outcomes trial evaluating the occurrence of major adverse cardiovascular events (“MACE”) in patients participating in the study. An interim analysis is planned to be conducted by the Light Study’s independent Data Monitoring Committee once approximately 87 MACE events have occurred. If the interim analysis excludes a doubling of risk of MACE in patients receiving Contrave compared to placebo, Orexigen plans to resubmit the Contrave New Drug Application (“NDA”) to the FDA for approval. The exclusion of a doubling of risk of MACE was established as the threshold for approvability of Contrave during discussions with the FDA prior to the start of the Light Study.

* * *

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Orexigen cautions you that statements included in this Current Report on Form 8-K and the attached exhibit that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the timing of patient enrollment in the Light Study; the ability to enroll the targeted patient population; the potential resubmission of the Contrave NDA, the timing and amounts of the projected expenses associated with the Light Study and that the Company’s cash, cash equivalents and marketable securities will last through the anticipating timing of the resubmission of the Contrave NDA. The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this report and the attached exhibit due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: the SPA is not binding on the FDA if public health concerns unrecognized at the time the SPA agreement was entered into become evident, other new scientific concerns regarding product safety or efficacy arise, or if Orexigen fails to comply with the agreed upon trial protocol; Orexigen’s ability to conduct the Light Study and the progress and timing thereof, including risks associated with recruiting and enrolling appropriate patients in the Light Study; Orexigen’s ability to demonstrate in the Light Study that the risk of MACE in overweight and obese subjects treated with Contrave does not adversely affect the product candidate’s benefit-risk profile; the potential that earlier clinical trials may not be predictive of future results in the Light Study; the potential for the FDA to not approve Contrave even after the resubmission with the MACE event data; the potential for the Light Study to cost more than what is projected; the potential for early termination of the collaboration agreement between Orexigen and Takeda; the costs and time required to complete additional clinical, non-clinical or other requirements prior to any resubmission of an NDA; the therapeutic and commercial value of Contrave; Orexigen’s ability to maintain sufficient capital; and other risks described in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading “Risk Factors” in Orexigen’s Quarterly Report on Form 10-Q, which was filed with the SEC on August 9, 2012 and is available from the SEC’s website (www.sec.gov) and the Company’s website (www.orexigen.com) under the heading “Investor Relations.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide Presentation, dated September 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: September 5, 2012	By:	/s/ Joseph P. Hagan
Name: Joseph P. Hagan
Title: Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation, dated September 5, 2012